PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Prudential Retirement Security Annuity II

Supplement to Prospectus Dated May 1, 2016

Supplement dated November 16, 2016

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update the portfolio sub-advisers associated with the AST Academic Strategies Asset Allocation Portfolio. Effective on or about January 23, 2017, CNH Partners, LLC and J.P. Morgan Investment Management, Inc. will be removed as sub-advisers and Morgan Stanley Investment Management Inc. will be added.

PROSPECTUS CHANGES

What Investment Options Can I Choose?

Under the table in the section “Variable Investment Options,” the information in the column “Portfolio Advisers/Sub-Advisers” associated with the AST Academic Strategies Asset Allocation Portfolio is deleted and replaced with the following:

AlphaSimplex Group, LLC;

AQR Capital Management, LLC;

AST Investment Services, Inc.;

CoreCommodity Management, LLC;

First Quadrant, L.P.;

Jennison Associates LLC;

Morgan Stanley Investment Management Inc.;

Pacific Investment Management Company, LLC;

Prudential Investments LLC;

Quantitative Management Associates LLC;

Western Asset Management Company/Western Asset Management Company Limited

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2016-PROSUPP-5